Exhibit 10(e)(v)


                            FOURTH AMENDMENT TO LEASE
                             DATED NOVEMBER 29, 2000
                                     BETWEEN
                      FELLOWSHIP BUSINESS CENTER (LANDLORD)
                                       AND
                   AMERICAN MEDICAL ALERT CORPORATION (TENANT)

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         PURSUANT to a Lease dated April 8, 1991 for 2,100  square feet of space known as 520 Fellowship Road, Suite C-301, New Jersey; and First Amendment to Lease dated November 18, 1993 (relocating to Suite A106/107 and a total of 5,400
SF); Second Amendment to Lease dated January 15, 1997; Third Amendment to Lease dated December 30, 1997; between the aforementioned parties, the following changes shall be made:

1.      PREMISE:     520 Fellowship Road, Suite A106/107
                     Mount Laurel, New Jersey

2.      SIZE:        5,400 square feet.

3.      TERM:        The term of the Lease shall be extended for an additional
                     three (3) years commencing January 1, 2001 and terminating
                     December 31, 2003.

4.      RENTAL:      The rental for the additional three (3) year term shall be:

                     $43,200 per year; $3,600 per month










         All other terms and conditions of the original Lease will remain in full force and effect.

                                         FELLOWSHIP BUSINESS CENTER, (Landlord)

                                         By:      /S/ STEVEN BLOOM
                                            ------------------------------------
                                                  Steven Bloom

                                         AMERICAN MEDICAL ALERT CORPORATION,
                                         (Tenant)

                                         By:      /S/ JOHN LESHER
                                            ------------------------------------
                                         Name:    John Lesher
                                         Title:   Vice President of Engineering